Exhibit 13.1
CERTIFICATION OF CARLO BOZOTTI, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF STMICROELECTRONICS N.V., AND CARLO FERRO, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of STMicroelectronics N.V. (the “Company”) on Form 20-F for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
      1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 3, 2006

/s/ Carlo Bozotti

Name: Carlo Bozotti
Title: President and Chief Executive Officer
Date: March 3, 2006

/s/ Carlo Ferro

Name: Carlo Ferro

Title:	Executive Vice President and Chief Financial Officer